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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 31, 2005
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                                                          (August 30, 2005)
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                        AMPAL-AMERICAN ISRAEL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


      New York                     0-538                      13-0435685
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   (State or Other              (Commission                 (IRS Employer
   Jurisdiction of              File Number)              Identification No.)
   Incorporation)


   111 Arlozorov Street, Tel Aviv, Israel                       62098
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  (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code 1-866-447-8636
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01  Entry into a Material Definitive Agreement.

     On August 30, 2005, Ampal-American Israel Corporation (the "Company"), through Ampal Communications L.P., a limited partnership controlled by the Company, entered into a Stock Purchase and Indemnification Agreement (the "Agreement") to sell to Motorola Israel Ltd. ("Motorola Israel") all its holdings in MIRS Communications Ltd. ("MIRS").

     Upon the consummation of the transaction, which is subject to the satisfaction of certain conditions, the Company expects Ampal Communications L.P. to receive approximately US $89 million of total proceeds composed of US$67 million for the purchase price and an additional US$22 million related to guaranteed dividend payments and to record a loss of approximately US$4.1 million. Ampal Communications L.P. will use approximately US$73.6 million of the proceeds to repay all outstanding debt to Banks incurred in connection with making the MIRS investment. In addition, in connection with the closing of the transaction, the existing lawsuit among the parties and others relating to MIRS will be dismissed.

     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which the Company intends to file as an exhibit to its next quarterly report.

     A copy of the Company's press release announcing the execution of the Agreement is attached hereto as Exhibit 99.1 and is incorporated in this report by reference.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit No.          Description of Exhibit
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          99.1                 Press Release of Ampal-American Israel
                               Corporation, dated August 31, 2005.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 31, 2005


                                AMPAL-AMERICAN ISRAEL CORPORATION


                                By: /s/ Yoram Firon
                                    -----------------------------------
                                    Name:  Yoram Firon
                                    Title: Vice President - Investments
                                           and Corporate Affairs

                                  EXHIBIT INDEX


EXHIBIT                 DESCRIPTION
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99.1                    Press Release of Ampal-American Israel Corporation,
                        dated August 31, 2005.